Exhibit 10.31

                          AMENDMENT TO PROMISSORY NOTE

$65,000                                                       November 27, 2003
                                                              New York, New York



         WHEREAS, CGT Management Ltd., a company organized and existing under the laws of Bermuda (the "Payee"), made a loan to Trend Mining Company ("Payor"), a Delaware corporation with its principal business address at 4881 East Shoreline Drive, Post Falls, Idaho 83854, in the principal amount of $65,000 plus interest at a rate of 10% per annum, which loan was evidenced by that certain Promissory Note (the "Note") dated August 29, 2003;

         WHEREAS, principal and interest on the Note are due and payable as of even date herewith; and

         WHEREAS, Payor and Payee wish to extend the maturity date of the Note for an additional ninety days;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Payor and the Payee agree as follows:

         1. Amendment to Term. The Maturity Date of the Note shall be February 25, 2004.

         2. Note. Other than as set forth in paragraph 1, all of the terms and conditions of, and the Payor's obligations under, the Note shall remain in full force and effect.

         IN WITNESS WHEREOF, the Payor and Payee have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

                                                 TREND MINING COMPANY



/s/ Lindsay                                      By:/s/ John Ryan
Witness                                          Name:  John Ryan
                                                 Title:  Chief Financial Officer



                                                 CGT MANAGEMENT LTD.



_________________________                        By:________________________
Witness                                          Name:  Roy Klassen
                                                 Title:  Director